Exhibit 24.1


                                POWER OF ATTORNEY
                            FACTORY 2-U STORES, INC.
                   S-8 REGISTRATION OF 1997 STOCK OPTION PLAN


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Michael M. Searles, Douglas C. Felderman and Wm. Robert Wright II, with full power of substitution and resubstitution, his true and lawful attorney-in-fact and agent to execute in his name any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares issuable under the Factory 2-U Stores, Inc. 1997 Stock Option Plan, including without limitation any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 27th day of June, 2000.



  /S/  MICHAEL M. SEARLES                      /S/  DOUGLAS C. FELDERMAN
--------------------------------             ----------------------------------
Michael M. Searles                            Douglas C. Felderman



  /S/  PETER V. HANDAL                         /S/  IRA NEIMARK
--------------------------------             ----------------------------------
Peter V. Handal                               Ira Neimark



  /S/  RONALD RASHKOW                          /S/  H. WHITNEY WAGNER
--------------------------------             ---------------------------------
Ronald Rashkow                                H. Whitney Wagner



  /S/  WM. ROBERT WRIGHT II
--------------------------------
Wm. Robert Wright II